                                  EXHIBIT 99.2


                       CERTIFICATE OF THE CHIEF FINANCIAL
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C. 1350):

I, Enoch C. Jen, Chief Financial Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act 0f 2002 (18 U.S.C. 1350), that:

         (1) The quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;

         (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.


                                      GENTEX CORPORATION




Dated:      October 31, 2002          By:      /s/ Enoch C. Jen
         ---------------------------       ---------------------------------
                                               Enoch C. Jen

                                      Its:     Vice President - Finance